UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

Amendment No. 1

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 19, 2016

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SANTA FE GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20430	84-1094315
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

P. O. Box 25201 Albuquerque, NM	87125
(Address of Principal Executive Offices)	(Zip Code)

(505) 255-4852

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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EXPLANATORY NOTE:

This Amendment No. 1 on Form 8-K/A (the “Amendment”) of Santa Fe Gold Corporation (the “Company) amends our Current Report on Form 8-K as filed with the Securities and Exchange Commission on December 19, 2016 for the sole purpose of correcting the signature line to reflect that Mr. Erich Hofer is Chairman of the Board.

Item 5.02	Appointment of Certain Officers

Santa Fe Gold Corporation (OTC:SFEG), a U.S.-based mining and explorations enterprise is pleased to announce the appointment of Thomas Laws as President & CEO of Santa Fe Gold Corporation.

Since joining Santa Fe Gold over four months ago, Mr. Laws together with his experienced explorations and acquisitions team has brought considerable momentum to Santa Fe, assembling an impressive portfolio of acquisitions to date. As President and CEO Mr Laws, with a 40 year background in mining having held executive positions with some of the largest mining companies, including comptroller and also in accounting as a CPA, will be a capable representative of stature and experience in dealing with Banking and Finance Institutions as the company secures the necessary capital to further Santa Fe's development and resumption of mining operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTA FE GOLD CORPORATION

	By:	/s/ Erich Hofer
Date: December 19, 2016		Erich Hofer
Chairman of the Board

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